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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 10, 2001
                             ----------------------



                                   CoBiz Inc.
             (Exact name of registrant as specified in its charter)


Colorado                               000-24445             84-0826324
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File No.)             Identification No.)


                                 821 17th Street
                             Denver, Colorado 80202
                    (Address of principal executive offices)

                                 (303) 293-2265
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

         On July 10, 2001, we acquired Green Manning & Bunch, Ltd. ("GMB"), a 13-year-old investment banking firm based in Denver, Colorado. The acquisition of GMB, which is a limited partnership, was completed through a wholly owned subsidiary that we formed in order to consummate the transaction ("Newco"). In the acquisition, (i) the corporate general partner of GMB was merged into Newco, with the shareholders of the general partner receiving $800,000 in cash, 196,851 shares of our common stock, and the right to receive 80% of the earn-out payments described below, and (ii) Newco acquired all of the limited partnership interests of GMB in exchange for $200,000 in cash, 200 shares of Newco Class B Common Stock (the "Newco Shares") and the right to receive the remaining 20% of the earn-out payments. The Newco Shares represent a 2% interest in Newco and have no voting rights.

         After two years, or sooner under certain circumstances, the holders of the Newco Shares have the right to require us to exchange the Newco Shares for 49,213 shares of our common stock. After three years, or sooner under certain circumstances, we can require the holders of the Newco Shares to exchange such shares for 49,213 shares of our common stock.

         The earn-out payments to which the former owners of GMB are entitled are based on the revenues of GMB during the remainder of 2001 (including certain revenues booked in the first quarter of 2002 in respect of 2001 contracts) and on the EBITDA of GMB for the years 2002 through 2005. Earn-out payments in respect of 2001 revenues may be as high as $2,000,000 if revenues are $4,000,000 or more. Earn-out payments in respect of EBITDA for 2002 through 2005 are based on a percentage of the excess of EBITDA for each year over $1,750,000. The percentage is 70% until aggregate payments in respect of EBITDA reach $4,500,000 and 50% thereafter.

         The shares issued or issuable in the transaction, including the shares that we may issue in exchange for the Newco Shares, constitute approximately 2.92% of our outstanding common stock.

         On July 12, 2001, we issued a press release announcing the acquisition of GMB, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

         99   Press release issued by CoBiz Inc. on July 12, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COBIZ INC.

Date:  July 23, 2001                         By:  /s/ Richard J. Dalton
                                                --------------------------------
                                                Richard J. Dalton
                                                Executive Vice President and
                                                and Chief Financial Officer



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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER       DESCRIPTION
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  99         Press release issued by CoBiz on July 12, 2001.